COMPASS 2 AND 3 VARIABLE ACCOUNTS:

                          MONEY MARKET VARIABLE ACCOUNT

                      Supplement to the Current Prospectus



         On July 18, 2005 (the "Termination Date"), the Managed Sectors Variable Account terminated. On the Termination Date, the portion of a Contract Owner's Accumulation Account attributable to the Managed Sectors Variable Account was automatically transferred into the Money Market Variable Account.

         If a portion of your Accumulation Account was automatically transferred into the Money Market Variable Account on the Termination Date as a result of the termination of the Managed Sectors Variable Account, you may transfer such portion to the Fixed Account, one or more of the other Variable Accounts or a combination of these options. There are currently five other Variable Accounts into which you may choose to transfer: Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account and Total Return Variable Account. If you transfer the portion of your Accumulation Account that was automatically transferred into the Money Market Variable Account on the Termination Date into one of the other Variable Accounts or the Fixed Account within 30 days of the date hereof, the transfer will not be counted for purposes of the limitation on the number of transfers you may make per Contract Year under your Contract. Under current tax law a transfer will not result in any tax liability.

         A copy of the prospectus of the other Variable Accounts is available without charge upon request by calling 1-800-752-7215.




                 The Date of this Supplement is August 18, 2005.